SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December, 2004

National Global MBS Manager Pty Ltd formerly

National Global MBS Manager, Inc.

(Exact name of registrant as specified in its charter)

Victoria, Australia	File No.333-53160	59-3689298
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8659 Baypine Road, Suite 300 Jacksonville,
Florida 32256
(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (904) 807-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 9.01.  Financial Statements and Exhibits

The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

(c) Exhibits.

Exhibit No.	Description

19.1

Investor’s Quarterly Report for National RMBS Trust 2004-1, Mortgage Backed Floating Rate, Series 2004-1, relating to the December 20, 2004 payment date issued pursuant to Section 14.1 and Section 14.7 of the Master Trust Deed among National Global MBS Manager Pty Ltd, formerly National Global MBS Manger, Inc., as Global Trust Manager and Perpetual Trustee Company Limited, as Indenture Trustee, dated as of January 3, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL AUSTRALIA BANK LIMITED

/s/ Susan E Crook

Date: 31 December 2004	Title: Associate Company Secretary